Exhibit 10.38

Execution Version

SECOND AMENDMENT AND ACCESSION AGREEMENT

dated as of June 6, 2008

among

EQUINIX SINGAPORE PTE. LTD.,

EQUINIX JAPAN K.K.,

EQUINIX AUSTRALIA PTY LIMITED ABN 25 092 807 264,

EQUINIX HONG KONG LIMITED,

as Borrowers

ABN AMRO Bank N.V., Singapore Branch,

ABN AMRO Bank N.V., Japan Branch,

ABN AMRO Australia Pty Limited ABN 78 000 862 797,

Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., Hong Kong Branch,

as Lenders

and

ABN AMRO BANK N.V.,

as Facility Agent, Arranger and Collateral Agent

SECOND AMENDMENT AND ACCESSION AGREEMENT

This SECOND AMENDMENT AND ACCESSION AGREEMENT (this “Amendment”) dated as of June 6, 2008, among:

(1)	EQUINIX SINGAPORE PTE. LTD., a Singaporean corporation (“Equinix Singapore”);

(2)	EQUINIX JAPAN K.K., a Japanese corporation (“Equinix Japan”);

(3)	EQUINIX AUSTRALIA PTY. LIMITED ABN 25 092 807 264, an Australian corporation (“Equinix Australia”);

(4)	EQUINIX HONG KONG LIMITED, a Hong Kong company (“Equinix HK”) (Equinix Singapore, Equinix Japan, Equinix Australia, Equinix HK and such Additional Borrowers (as defined in the Amended Facility Agreement referred to below), each individually, a “Borrower” and collectively, “Borrowers”);

(5)	ABN AMRO Bank N.V., Singapore Branch (the “Singapore Dollar Lender”);

(6)	ABN AMRO Bank N.V., Japan Branch (the “Yen Lender”);

(7)	ABN AMRO Australia Pty Limited (the “Australian Dollar Lender”);

(8)	COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., HONG KONG BRANCH (the “HK Dollar Lender”) (the Singapore Dollar Lender, the Yen Lender, the Australian Dollar Lender and the HK Dollar Lender each individually, a “Lender” and collectively, the “Lenders”); and

(9)	ABN AMRO BANK N.V., as facility agent (in such capacity, “Facility Agent”), as arranger (in such capacity, “Arranger”) and as collateral agent (in such capacity, “Collateral Agent”) for the Secured Parties (as defined in the Amended Facility Agreement).

WITNESSETH:

(A)	WHEREAS, Equinix Singapore, Equinix Japan, the Singapore Dollar Lender, the Yen Lender, the Facility Agent, Arranger and Collateral Agent entered into a Facility Agreement dated August 31, 2007 (the “Facility Agreement”) pursuant to which the Singapore Dollar Lender and the Yen Lender agreed to extend credit to Equinix Singapore and Equinix Japan to fund the construction of their respective Internet Data Centers (as defined in the Facility Agreement).

(B)	WHEREAS, Equinix Singapore, Equinix Japan, Equinix Australia, the Singapore Dollar Lender, the Yen Lender, the Australian Dollar Lender, the Facility Agent, Arranger and Collateral Agent entered into an Amendment and Accession Agreement dated January 31, 2008 (the “First Amendment”) pursuant to which, among other matters, Equinix Australia became an Additional Borrower under the Facility Agreement and acceded to all the obligations and liabilities of a Borrower under the Facility Agreement (as amended by the First Amendment, the “Amended Facility Agreement”).

(C)	WHEREAS, pursuant to Section 2.03 of the Amended Facility Agreement, Equinix HK wishes to become an Additional Borrower and a Borrower under the Amended Facility Agreement, and accede to all the obligations and liabilities of a Borrower under the Amended Facility Agreement as provided herein.

(D)	WHEREAS, Equinix HK has requested the HK Dollar Lender to make Additional Loans (as defined in the Amended Facility Agreement and effectively amended by this Amendment) to Equinix HK in an aggregate amount of up to the HK Dollar Equivalent (as defined below) of US$20,000,000 to fund the construction of its Internet Data Center.

(E)	The HK Dollar Lender is willing to become an additional Lender and make such Additional Loans to Equinix HK under the terms of the Amended Facility Agreement and this Amendment, and accede to all the obligations and liabilities under the Amended Facility Agreement as provided herein.

(F)	WHEREAS, it is the intention of the parties hereunder that (1) the Borrowers shall be jointly and severally liable for the Secured Obligations (as defined in the Amended Facility Agreement) and (2) the security arrangements established to secure performance by the Borrowers of their obligations under the Amended Facility Agreement and this Amendment shall benefit all the Lenders, including the HK Dollar Lender.

(G)	WHEREAS, the parties hereto have agreed to further amend the Amended Facility Agreement in the manner set out below with effect from and on the date hereof.

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01 Defined Terms. Unless expressly defined in this Amendment, or the context otherwise requires, terms defined in the Amended Facility Agreement shall have the same meanings in this Amendment.

SECTION 1.02 Rules of Construction. The principles of construction and rules of interpretation set forth in Section 1.02 of the Amended Facility Agreement shall apply in this Amendment.

ARTICLE II

ACCESSION

SECTION 2.01 Accession. Each of the HK Dollar Lender and Equinix HK agrees with each other person who is or who becomes a party to the Amended Facility Agreement that, with effect on and from the date hereof, each of the HK Dollar Lender and Equinix HK will be bound by the Amended Facility Agreement as a party to the Amended Facility Agreement as of the date hereof in the capacity of “Lender”, with respect to the HK Dollar Lender, and “Borrower”, with respect to Equinix HK.

ARTICLE III

AMENDMENTS TO THE AMENDED FACILITY AGREEMENT

SECTION 3.01 New Definitions. The following new definitions are added to Section 1.01 (Defined Terms) of the Amended Facility Agreement in their proper alphabetical order:

“Agency Fee” shall have the meaning assigned to such term in Section 2.06(c).

“Equinix HK” shall mean Equinix Hong Kong Limited, a company with limited liability incorporated under the laws of Hong Kong with its registered address at Suite 6208, 62/F Central Plaza, 18 Harbour Road, Wanchai, Hong Kong.

“Facility Set-up Fees” shall have the meaning assigned to such term in Section 2.06(b).

“HIBOR” shall mean, with respect to any HK Dollar Borrowing for any Interest Period, the rate per annum for deposits in HK Dollars for a period equal to or that most closely approximates the duration of such Interest Period which appears on Reuters page “HIBOR=R”(or such other page(s) as may replace that page as determined by the Facility Agent) as of 11:00 a.m., Hong Kong time on the relevant Interest Rate Setting Date; provided that if such rate does not appear on that page, “HIBOR” shall mean the rate expressed as a percentage to be the arithmetic mean (rounded upwards, if necessary, to the nearest four decimal places) as supplied to the Facility Agent at its request quoted by at least two Reference Banks that are leading banks as the rate at which it is offered deposits in HK Dollars and for the required period in the Hong Kong interbank market at or about 11:00 a.m., Hong Kong time.

“HK Deed of Charge” shall mean that certain Deed of Charge executed by the HK Dollar Borrower and the Collateral Agent dated as of June 6, 2008.

“HK Dollar Borrower” shall mean, in its capacity as the borrower of HK Dollar Loans, Equinix HK.

“HK Dollar Borrowing” shall mean a borrowing comprised of HK Dollar Loans made by the HK Dollar Lenders pursuant to a Borrowing Request.

“HK Dollar Equivalent” shall mean at any time (a) as to any amount denominated in HK Dollars, the amount thereof at such time, and (b) as to any amount denominated in any other currency, the equivalent amount in HK Dollars calculated by the Facility Agent at such time using the Exchange Rate in effect on the Business Day of determination.

“HK Dollar Lender” shall mean each financial institution listed on Schedule 1.01(e) (as amended from time to time), as well as any financial institution that has become a “HK Dollar Lender” hereto pursuant to Section 2.03 or by the execution of an Assignment and Assumption in accordance with this Agreement, other than, in each case, any such financial institution that has ceased to be a party hereto pursuant to an Assignment and Assumption. For purposes of this Agreement, “Lender” includes each HK Dollar Lender unless the context otherwise requires.

“HK Dollar Loan Commitment” shall mean, with respect to each Lender, the commitment, if any, of such Lender to make HK Dollar Loans hereunder during the Availability Period in the amount set forth opposite such Lender’s name on Schedule 1.01(e), or in the Assignment and Assumption pursuant to which such Lender shall have assumed its HK Dollar Loan Commitment, as applicable, as the same may be (a) increased pursuant to any Increased Commitment made by such Lender pursuant to Section 2.03 or (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04. The initial aggregate amount of the HK Dollar Loan Commitment is the HK Dollar Equivalent of US$20,000,000.

“HK Dollar Loans” shall mean the term loans made by the HK Dollar Lenders to the HK Dollar Borrower pursuant to Section 2.01(d).

“HK Dollars” or “HKD” shall mean the lawful currency of Hong Kong.

“HK Share Charge” shall mean that certain Share Charge executed by Equinix Pacific Inc. and the Collateral Agent dated as of June 6, 2008.

“Hong Kong” shall mean the Hong Kong Special Administrative Region of the People’s Republic of China.

SECTION 3.02 Deleted Definitions. The definitions of “Amendment” and “Facility Set-up Fee” as found in the Amended Facility Agreement are deleted.

SECTION 3.03 Amended Definitions. The following definitions as found in the Amended Facility Agreement are deleted and replaced with the following in their proper alphabetical order:

“Approved Currency” shall mean, with respect to (i) the Singapore Dollar Borrower, Singapore Dollars, (ii) the Yen Borrower, Yen, (iii) the Australian Dollar Borrower, Australian Dollars and (iv) the HK Dollar Borrower, HK Dollars.

“Availability Period” shall mean the period commencing on the date that all conditions precedent to the making of the initial Loans under Section 4.01 and Section 4.02 have been satisfied or waived and ending, (i) on August 31, 2008 with respect to the Singapore Dollar Loans and the Yen Loans, (ii) on January 31, 2009 with respect to the Australian Dollar Loans, and (iii) on June 6, 2009 with respect to the HK Dollar Loans.

“Borrowing” shall mean a Singapore Dollar Borrowing, a Yen Borrowing, an Australian Dollar Borrowing or a HK Dollar Borrowing.

“Collateral” shall include (i) the “Collateral” as such term is defined and used in the Debenture, (ii) the “Movables” as such term is defined and used in the Assignment of Movables, (iii) the Secured Property as such term is defined and used in the Australia Deed of Charge and Australia Share Mortgage, and (iv) the Security Assets as such term is defined and used in the HK Deed of Charge and HK Share Charge.

“Fees” shall mean the Commitment Fee, the Facility Set-up Fees and the Agency Fee.

“Final Maturity Date” shall mean, with respect to (i) the Singapore Dollar Loans and the Yen Loans, August 31, 2011 or, if such date is not a Business Day, the Business Day immediately preceding such date, (ii) the Australian Dollar Loans, January 31, 2012 or, if such date is not a Business Day, the Business Day immediately preceding such date, and (iii) the HK Dollar Loans, June 6, 2012 or, if such date is not a Business Day, the Business Day immediately preceding such date.

“GAAP” shall mean generally accepted accounting principles in the United States applied on a consistent basis; provided that, at the option of the relevant Borrower, (i) GAAP shall mean generally accepted accounting principles in Singapore applied on a consistent basis, in relation to the annual financial reports to be delivered by the Singapore Dollar Borrower in accordance with this Agreement, (ii) GAAP shall mean generally accepted accounting principles in Japan applied on a consistent basis in relation to the annual financial reports to be delivered by the Yen Borrower in accordance with this Agreement, (iii) GAAP shall mean generally accepted accounting principles in Australia applied on a consistent basis in relation to the annual financial reports to be delivered by the Australian Dollar Borrower in accordance with this Agreement, and (iv) GAAP shall mean generally accepted accounting principles in Hong Kong applied on a consistent basis in relation to the annual financial reports to be delivered by the HK Dollar Borrower in accordance with this Agreement.

“Interest Payment Date” shall mean with respect to (i) the Singapore Dollar Loans and the Yen Loans, the last day of November, February, May and August of each year, from August 31, 2007 until the relevant Final Maturity Date, (ii) the Australian Dollar Loans, the last day of April, July, October and January of each year, from April 30, 2008 until the relevant Final Maturity Date, and (iii) the HK Dollar Loans, the last day of September, December, March and June of each year, from September 30, 2008; provided that if any Interest Payment Date shall fall on a day other than a Business Day, such Interest Payment Date shall be on the next preceding Business Day.

“Interest Rate Setting Date” shall mean two (2) Business Days before the start of any Interest Period, provided that in respect of any HK Dollar Loan, the Interest Rate Setting Date shall mean the first day of any Interest Period.

“Material Indebtedness” shall mean any Indebtedness (other than the Indebtedness under the Loan Documents) of any Borrower, any of their respective Subsidiaries or the Guarantor in an aggregate outstanding principal amount exceeding the US Dollar Equivalent of US$5,000,000.

“Notes” shall mean any notes evidencing the Singapore Dollar Loans, the Yen Loans, the Australian Dollar Loans or the HK Dollar Loans issued pursuant to this Agreement, if any, substantially in the form of Exhibits D-1, D-2, D-3 and D-4.

“Payment Office” means (i) with respect to Singapore Dollar Borrowings, the Facility Agent’s office located at One Raffles Quay (ORQ) South Tower, Level 26, Singapore 048583, (ii) with respect to Yen Borrowings, the Facility Agent’s office located at Atago Green Hills Mori Tower 31F, 5-1 Atago 2-Chome, Minato-Ku, Tokyo, Japan, (iii) with respect to Australian Dollar Borrowings, the Facility Agent’s office located at Level 22, ABN AMRO Tower, 88 Philip Street, Sydney 2000 Australia, (iv) with respect to HK Dollar Borrowings, the Facility Agent’s office located at 38/F, Cheung Kong Center, 2 Queen’s Road Central, Hong Kong, or (v) at such other office or offices of the Facility Agent as may be designated in writing from time to time by the Facility Agent to Borrowers.

“Reference Bank” shall mean either (i) ABN AMRO Bank N.V. or (ii) Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., Hong Kong Branch.

“Required Lenders” shall mean (i) Lenders having more than 66 2/3% of the sum of all Loans outstanding and unused Loan Commitments, (ii) and at least two Lenders that are not Affiliates of another (if any).

“Security Agreements” shall mean the (i) Assignment of Movables, (ii) Debenture, (iii) Japan Share Pledge, (iv) Singapore Share Charge, (v) Australia Deed of Charge, (vi) Australia Share Mortgage, (vii) HK Deed of Charge and (viii) HK Share Charge.

“Site Leases” shall mean the lease by Equinix Japan over the following premises: (i) TRC-C Building, B-Block, 4th & 5th Floors & one-half of 1st floor, 1-1 Heiwajima, 6-chome, Oota-ku, Tokyo 143-0006 Japan and (ii) 8-21, Higashi-Shinagawa 3-chome, Shinagawa-ku, Tokyo, Shinshuu Meitetsu Shinagawa Building; the lease by Equinix Singapore over the following premises: (i) Blk 20 Ayer Rajah Crescent #06-01, #06-05/06/07/08, #05-05/06/06A/07/07A/08, #03-05/06/07/08 and #05-01/02/02A/03/03A/04 Singapore 139964, (ii) Blk 20 Ayer Rajah Crescent, #03-01 to #03-04, Singapore 139964, (iii) Blk 20 Ayer Rajah Crescent #04-05/06/06A/07/07A/08 Singapore 139964, (iv) Blk 20 Ayer Rajah Crescent #06-04 Singapore 139964, (v) Blk 20 Ayer Rajah Crescent #02-03/04 Singapore 139964, (vi) Blk 20 Ayer Rajah Crescent #06-02/03 Singapore 139964, (vii) Rooftop, Blk 20 Ayer Rajah Crescent Singapore 139964 and (viii) Cargo Lift Shafts G and H, Blk 20 Ayer Rajah Crescent Singapore 139964; the lease by Equinix Australia over the following premises: Units B, C1 and C2 and ancillary car parking spaces, 639 Gardeners Road, Mascot, New South Wales; and the lease and/or occupation license agreement by Equinix HK over the following premises: (i) Units 2 & 3, 13th floor, Global Gateway (Hong Kong), 168 Yeung Uk Road and 98 Wang Lung Street, Tsuen Wan, New Territories, Hong Kong; (ii) Units 1, 2 & 3, 17th floor, Global Gateway (Hong Kong), 168 Yeung Uk Road and 98 Wang Lung Street, Tsuen Wan, New Territories, Hong Kong; (iii) Units 1A, 1B & 2, 18th floor, Global Gateway (Hong Kong), 168 Yeung Uk Road and 98 Wang Lung Street, Tsuen Wan, New Territories, Hong Kong and (iv) those parts known as (1) switch room H on carpark level 2, (2) portions of common area for the installation of chilled water pipes from 13th floor to rook floor (inclusive), (3) portions of common area on roof floor for the installation of chiller plants and ancillary equipment, (4) portions of common area for the installation of two busbar risers and telco trunkings from carpark level 1 to 27th floor (inclusive), (5) portions of common area on 13th floor for the installation of pre-action valve(s) and (6) portions of common area for the installation of metal trunking from 13th floor to 17th floor (inclusive) of Global Gateway (Hong Kong), 168 Yeung Uk Road and 98 Wang Lung Street, Tsuen Wan, New Territories, Hong Kong.

SECTION 3.04 Commitments. Section 2.01 (Commitments) of the Amended Facility Agreement is amended by:

(a) deleting the word “and” at the end of Section 2.01(c); and

(b) adding a new Section 2.01(d) as follows:

“(d) each HK Dollar Lender agrees, severally and not jointly, to make HK Dollar Loans to the HK Dollar Borrower during the Availability Period in the principal amount not to exceed such HK Dollar Lender’s HK Dollar Loan Commitment; and”.

SECTION 3.05 Loans. Section 2.02(b) of the Amended Facility Agreement is amended by:

(a) deleting the word “and” before “(iii)”; and

(b) adding the following language after “Sydney time,”:

“and (iv) each HK Dollar Lender shall make each HK Dollar Loan to be made by it hereunder by wire transfer of immediately available funds to such account in Hong Kong as the Facility Agent may designate not later than 11:00 a.m., Hong Kong time,”.

SECTION 3.06 Borrowing Procedure. Section 2.04 (Borrowing Procedure) of the Amended Facility Agreement is amended by:

(a) deleting the word “or” before “(iii)”;

(b) adding the following language at the end of the second sentence of the first paragraph:

“or (iv) in the case of a HK Dollar Borrowing, not later than 11:00 a.m., Hong Kong time, three (3) Business Days before the date of the proposed Borrowing.”; and

(c) deleting sub-paragraph (a) in its entirety and replacing it with the following:

“(a) whether the requested Borrowing is to be a Singapore Dollar Borrowing, a Yen Borrowing, an Australian Dollar Borrowing or a HK Dollar Borrowing; provided, however, that the Singapore Dollar Borrower, the Yen Borrower, the Australian Dollar Borrower and the HK Dollar Borrower may request only Singapore Dollar Borrowings, Yen Borrowings, Australian Dollar Borrowings and HK Dollar Borrowings, respectively;”.

SECTION 3.07 Promise to Repay. Section 2.05(a) (Promise to Repay) of the Amended Facility Agreement is amended by:

(a) deleting the word “and” before “(iii)”; and

(b) adding the following language at the end of the second sentence:

“and (iv) to the Facility Agent for the account of each HK Dollar Lender, the principal amount of each HK Dollar Loan of such HK Dollar Lender as provided in Section 2.09.”

SECTION 3.08 Promissory Notes. Section 2.05(c) (Promissory Notes) of the Amended Facility Agreement is amended by:

(a) replacing the word “or” before “D-3” with a “,”; and

(b) inserting the words “or D-4” after “D-3”.

SECTION 3.09 Fees. Section 2.06 (Fees) of the Amended Facility Agreement is amended by:

(a) deleting the last sentence in sub-paragraph (a) entirely and replacing it with the following:

“Commitment Fees shall be computed on the basis of a year of three hundred and sixty (360) days or (in respect of the HK Dollar Loan Commitments only) on the basis of a year of three hundred and sixty-five (365) days, and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).”; and

(b) deleting sub-paragraphs (b) and (c) entirely and replacing them with the following:

“(b) Facility Set-up Fees. Borrowers agree to pay to the Arranger and the HK Dollar Lender for their own accounts, the administrative fees payable in the amounts and at the times separately agreed in facility set-up fees letters between Borrowers, the Arranger and the HK Dollar Lender (the “Facility Set-up Fees”).

(c) Agency Fee. Borrowers agree to pay to the Facility Agent and the Collateral Agent for their own accounts, the agency fee payable in the amounts and at the times separately agreed in an agency fee letter between Borrowers, the Facility Agent and the Collateral Agent (the “Agency Fee”).

(d) Payment. All Commitment Fees shall be paid on the dates due, in immediately available funds in US Dollars or any Approved Currency requested by the Facility Agent, to the Facility Agent for distribution, if and as appropriate, among the Lenders. The Facility Set-up Fee with respect to the Singapore Dollar Loans and Yen Loans shall be paid to the Arranger for its own account within five (5) Business Days from August 31, 2007. The Facility Set-up Fee with respect to the Australian Dollar Loans shall be paid to the Arranger for its own account within five (5) Business Days from January 31, 2008. The Facility Set-up Fees with respect to the HK Dollar Loans shall be paid to the Arranger and the HK Dollar Lender for their own accounts within five (5) Business Days from June 6, 2008, in accordance with the facility set-up fee letters signed between Equinix HK and the Arranger and between Equinix HK and the HK Dollar Lender respectively. The Agency Fee shall be paid annually in advance, with the first annual payment being made on June 6, 2008, and each subsequent annual payment being made on each anniversary of that date. Once paid, none of the Fees shall be refundable under any circumstances.”

SECTION 3.10 Interest on Loans. Section 2.07 (Interest on Loans) of the Amended Facility Agreement is amended by:

(a) adding a new sub-paragraph (b)(iv), which shall read:

“(b)(iv) HK Dollar Loans. Subject to the provisions of Section 2.07(d), the HK Dollar Loans comprising each HK Dollar Borrowing shall bear interest (in HK Dollars) at a rate per annum equal to HIBOR for the Interest Period in effect for such Borrowing plus the Applicable Margin in effect from time to time.”; and

(b) deleting the second sentence of paragraph (f) entirely and replacing it with the following:

“All interest hereunder shall be computed on the basis of a year of three hundred and sixty (360) days or (in respect of the HK Dollar Loans only) on the basis of a year of three hundred and sixty-five (365) days, and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day).”

SECTION 3.11 Termination of Commitments. Section 2.08 (Termination of Commitments) of the Amended Facility Agreement is amended by:

(a) inserting a new sentence immediately following the fourth sentence, which shall read:

“The HK Dollar Loan Commitments shall automatically terminate at 5:00 p.m., Hong Kong time, on the last day of the Availability Period.”; and

(b) deleting the fifth sentence in its entirety and replacing it with the following:

“The Borrowers may, upon ten (10) Business Days’ prior written notice to the Facility Agent, terminate in its entirety (but not in part) any of the Singapore Dollar Loan Commitment, the Yen Loan Commitment, the Australian Dollar Loan Commitment or the HK Dollar Loan Commitment, or all of such Loan Commitments, prior to the end of the Availability Period, subject to the receipt of evidence by the Facility Agent reasonably satisfactory to it demonstrating the availability of cash or alternative funding to the Borrowers (which may include cash or funding available to the Guarantor that the Guarantor can use for such purpose) sufficient to complete construction and equipping of the Internet Data Centers.”

SECTION 3.12 Repayment. Section 2.09 (Repayment) of the Amended Facility Agreement is amended by:

(a) deleting the word “and” before “(c)”; and

(b) inserting before the word “together” the following language:

“and (d) each HK Dollar Loan equal to 1/12 of the aggregate principal amount (in HK Dollars) of such HK Dollar Loan outstanding as of the last day of the relevant Availability Period,”.

SECTION 3.13 Notice of Prepayment. Section 2.10(c) (Notice of Prepayment) of the Amended Facility Agreement is amended by:

(a) deleting the word “or” before “(iii)”; and

(b) inserting after the words “Sydney time, of the relevant Business Day” the following language:

“or (iv) in the case of prepayment of a HK Dollar Borrowing, not later than 11:00 a.m., Hong Kong time, of the relevant Business Day”.

SECTION 3.14 Alternate Rate of Interest. Section 2.11 (Alternate Rate of Interest) of the Amended Facility Agreement is amended by:

(a) in sub-paragraph (a), replacing the word “or” before the word “BBSY” with a “,”;

(b) in sub-paragraph (a), adding the words “or HIBOR” after the word “BBSY”;

(c) in sub-paragraph (b), replacing the word “or” before the word “BBSY” with a “,”; and

(d) in sub-paragraph (b), adding the words “or HIBOR” after the word “BBSY”.

SECTION 3.15 Yield Protection. Section 2.12(a) (Increased Costs Generally) of the Amended Facility Agreement is amended by:

(a) in sub-paragraph (iii), replacing the word “or” before the words “the Australian interbank market” with a “,”; and

(b) in sub-paragraph (iii), adding the words “or the Hong Kong interbank market” after the words “the Australian interbank market”.

SECTION 3.16 Payments Generally. Section 2.14(a) (Payments Generally) of the Amended Facility Agreement is amended by:

(a) in the last sentence, replacing the word “and” before the words “Australian Dollar Loans” with a “,”;

(b) in the last sentence, adding the words “and HK Dollar Loans” after the words “Australian Dollar Loans”;

(c) in the last sentence, replacing the word “and” before the words “Australian Dollars, respectively” with a “,”; and

(d) in the last sentence, adding the words “and HK Dollars” before the word “respectively”.

SECTION 3.17 Pro Rata Treatment. Section 2.14(b) (Pro Rata Treatment) of the Amended Facility Agreement is amended by adding a new sentence at the end of sub-paragraph (ii), which shall read:

“Each payment on account of principal of the HK Dollar Loans shall be allocated among the HK Dollar Lenders pro rata based on the principal amount of the HK Dollar Loans held by the HK Dollar Lenders.”

SECTION 3.18 Annual Reports. Section 5.01(a) (Annual Reports) of the Amended Facility Agreement is amended by:

(a) inserting the word “Dollar” after the word “Singapore”; and

(b) inserting after the words “ satisfactory to the Facility Agent” the following language:

“, provided that such accounts in respect of the HK Dollar Borrower as at the end of December 31, 2006 and December 31, 2007 shall be furnished to the Facility Agent and each Lender on or before June 30, 2008 and September 30, 2008, respectively and shall not materially deviate from the management accounts in respect of the HK Dollar Borrower as of the end of such Fiscal Years furnished to the Facility Agent and each Lender”.

SECTION 3.19 Process Agent. Section 5.15 (Process Agent) of the Amended Facility Agreement is amended by adding a new sentence at the end, which shall read:

“The HK Dollar Borrower shall deliver similar proof of appointment of a process agent to the Facility Agent within 30 days from June 6, 2008.”

SECTION 3.20 Restricted Payments. Section 6.08(a) (Restricted Payments) of the Amended Facility Agreement is amended by deleting such section entirely and replacing it with the following:

“(a)(i) principal and interest payments on loans received by Equinix Japan or Equinix Singapore from an Affiliate of such Borrowers prior to August 31, 2007 for the purpose of (A) bridging the funding of Capital Expenditures incurred by either Equinix Japan or Equinix Singapore in connection with the expansion of either Borrower’s Internet Data Centers and pursuant to the Wah Loon Construction Contract and the Kajima Construction Contract, or (B) bridging the funding of Other Expansion Costs may be made by either such Borrower; (ii) principal and interest payments on loans received by Equinix Australia from an Affiliate of Borrowers prior to January 31, 2008 for the purpose of (A) bridging the funding of Capital Expenditures incurred by Equinix Australia in connection with the expansion of such Borrower’s Internet Data Centers, or (B) bridging the funding of Other Expansion Costs may be made by such Borrower; and (iii) principal and interest payments on loans received by Equinix HK from an Affiliate of Borrowers prior to June 6, 2008 for the purpose of (A) bridging the funding of Capital Expenditures incurred by Equinix HK in connection with the expansion of such Borrower’s Internet Data Centers, or (B) bridging the funding of Other Expansion Costs may be made by such Borrower; and”

SECTION 3.21 Financial Covenants. Section 6.10 (Financial Covenants) of the Amended Facility Agreement is amended by replacing the table setting forth the minimum Consolidated EBITDA in sub-paragraph (c) with the following table:

Period	Consolidated EBITDA (in US Dollar Equivalent)
July 1, 2007 – December 31, 2007	US$	1,900,000
January 1, 2008 – December 31, 2008	US$	5,500,000
January 1, 2009 – December 31, 2009	US$	14,600,000
January 1, 2010 and thereafter	US$	17,500,000

SECTION 3.22 Events of Default. Section 7.01 (Events of Default) of the Amended Facility Agreement is amended by:

(a) adding the following language at the end of sub-paragraph (j):

“(iii) failure to substantially complete construction of the HK Dollar Borrower’s Internet Data Center located at Units 2 & 3, 13th floor, Global Gateway (Hong Kong), 168 Yeung Uk Road and 98 Wang Lung Street, Tsuen Wan, New Territories, Hong Kong by December 31, 2009;”; and

(b) adding the following language after the words “or obligation for the Obligations” at the end of sub-paragraph (l):

“, or the performance by any Borrower or any other party to any Loan Document of its obligations thereunder or the exercise by any Secured Party of any of its rights, powers and remedies under any Loan Document shall become unlawful”.

SECTION 3.23 Amended Schedules and Exhibits. The following Schedules and Exhibits of the Amended Facility Agreement are hereby deleted and replaced in their entirety with the Schedules and Exhibits appended to this Amendment.

Schedule 3.05(b)	Real Property
Schedule 3.09	Material Agreements
Schedule 3.11	Capital Expenditure Budget
Schedule 3.18	Insurance
Schedule 4.01(f)	List of Local and International Counsel
Schedule 6.01	Existing Indebtedness
Schedule 6.02(c)	Existing Liens
Schedule 6.04(a)	Existing Investments
Exhibit B	Borrowing Request
Exhibit C	Compliance Certificate
Exhibit D-1	Singapore Dollar Note
Exhibit D-2	Yen Note
Exhibit D-3	Australian Dollar Note

SECTION 3.24 New Exhibit, Schedule. There shall be a new Exhibit D-4 (Form of HK Dollar Note) and Schedule 1.01(e) (List of HK Dollar Lenders) to the Amended Facility Agreement in the form appended to this Amendment.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

SECTION 4.01 Borrowers’ Representations and Warranties. Each of the Borrowers confirms the representations, warranties and agreements set forth in Article III of the Amended Facility Agreement (as amended by this Amendment) as if made on the date hereof (and after giving effect to any replacement Schedules provided by the Borrowers pursuant to Section 3.23 of this Amendment).

SECTION 4.02 Financial Covenants. The HK Borrower represents and warrants that the aggregate amount of the HK Dollar Borrowings that the HK Borrower anticipates borrowing pursuant to HK Dollar Commitments shall not, at the time such HK Dollar Borrowings are made, cause any breach of the financial covenants set forth in Section 6.10 of the Amended Facility Agreement (as amended by this Amendment).

ARTICLE V

PROVISIONS RELATING TO THE HK DOLLAR BORROWER

AND THE HK DOLLAR BORROWING

SECTION 5.01 Conditions to Initial Funding. The conditions to initial borrowing as set forth in Section 4.01 of the Amended Facility Agreement shall apply, mutatis mutandis, to the HK Dollar Borrower. In addition, the obligation of the HK Dollar Lender to fund the HK Dollar Loans shall be subject to the prior or concurrent satisfaction of each of the following conditions precedents:

(a) Amendments and Confirmation of Security Documents. The Facility Agent shall have received amendments to the Guarantee, Assignment of Movables and Japan Share Pledge and Deeds of Confirmation in respect of the Singapore Share Charge and Debenture signed by the parties thereto, which amendments and deeds of confirmation shall confirm that the security interests created by the relevant Security Document shall secure the performance of the Secured Obligations (as such term is effectively amended by this Amendment), in form and substance satisfactory to the Facility Agent.

(b) HK Security Documents. The Facility Agent shall have received (i) an executed counterpart of each of the HK Deed of Charge and HK Share Charge, (ii) all documents to enable registration of the HK Deed of Charge with the Hong Kong Companies Registry and, if applicable, filing of a UCC Financing Statement in respect of the Share Mortgage in Delaware in the United States of America and (iii) a signed confirmation letter from each licensor, lessor or landlord as referred to in clause 5.4 of the HK Deed of Charge.

(c) Corporate Documents of Security Providers. The Facility Agent shall have received corporate documents referred to in Section 4.01(b) of the Amended Facility Agreement with respect to Equinix Pacific, Inc. and each Borrower.

(d) No Default. The Singapore Dollar Borrower, the Yen Borrower and the Australian Dollar Borrower shall be in compliance in all material respects with all the terms and provisions set forth in the Amended Facility Agreement and in each other Loan Document on its part to be observed or performed and at the time of and immediately after giving effect to the HK Dollar Borrowing and the application of the proceeds thereof, no Default or Event of Default shall have occurred and be continuing on such date. Any representation or warranty made or deemed made by Guarantor, the Singapore Dollar Borrower, the Yen Borrower or the Australian Dollar Borrower in any Loan Document to which such Guarantor or Borrower is a party is true and correct in all material respects on the date of the initial HK Dollar Borrowing, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate in all material respects on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted hereunder.

(e) Fees. Payment of all fees and expenses payable under or in connection with any Loan Document, or evidence that they will be paid out of the first drawing of a HK Dollar Loan.

(f) Know your client. Any applicable “know your client” documentation which is required by a Secured Party to permit verification of the identity of each director of Equinix HK for the purposes of any anti-money laundering legislation or regulation binding upon any Secured Party.

(g) Amendments to constitutions. Special resolutions of the shareholder of Equinix HK approving the amendments to the articles of association of Equinix HK to dis-apply any provision giving the directors the discretion to refuse to register, or suspend the registration of, any transfer of shares the subject of any Security Agreement subject only to prior payment of applicable stamp duty in respect of such transfers, and evidence that a certified true copy of the amended articles of association of Equinix HK has been or will be delivered to the Hong Kong Companies Registry for filing within fifteen (15) days after the date of such special resolutions.

(h) Title Documents. The share certificates for all shares in Equinix HK (together with all other documents required to be delivered to the Collateral Agent pursuant to the HK Share Charge).

(i) Legal opinions. An opinion from Skadden, Arps, Slate, Meagher & Flom relating to the Hong Kong law governed Loan Documents and Equinix HK.

SECTION 5.02 Conditions to All Borrowings. The conditions to all borrowings as set forth in Section 4.02 of the Amended Facility Agreement shall apply, mutatis mutandis, to the HK Dollar Borrower. The condition to borrowing set forth in Section 4.03 of the Amended Facility Agreement shall not apply to the HK Dollar Borrower.

SECTION 5.03 Application of Provisions of the Facility Agreement. Other than Section 4.03 and Section 5.13 of the Amended Facility Agreement, all the terms and conditions of the Amended Facility Agreement shall apply, mutatis mutandis, to the HK Dollar Borrower, including without limitation the covenants set forth in Article 5 and Article 6 of the Amended Facility Agreement and the defaults set forth in Article 7 of the Amended Facility Agreement, and the HK Dollar Borrower shall observe and perform all such terms and conditions of the Amended Facility Agreement in accordance with the terms thereof.

SECTION 5.04 Appointment of Administrative Borrower. Without limiting the generality of any other provisions of this Amendment, the HK Dollar Borrower hereby confirms that it appoints the Singapore Borrower as the Administrative Borrower and its attorney-in-fact in accordance with Section 10.17 of the Amended Facility Agreement.

SECTION 5.05 Waiver of Required Notice. The Lenders hereby waive the requirement set forth in Section 2.03 (Additional Loans) of the Amended Facility Agreement of 30 days prior written notice to the Facility Agent for any requests of Additional Commitments.

ARTICLE VI

INTEGRATION

SECTION 6.01 Integration. From and after the date hereof, this Amendment and the Amended Facility Agreement shall be read as a single integrated document with all references in the Amended Facility Agreement to the “Facility Agreement” or “this Agreement” being read and construed as if they were references to the Amended Facility Agreement, as amended by this Amendment.

SECTION 6.02 Confirmations. Each of the parties hereto agrees and confirms that:

(a) except for the amendments set forth herein, the Amended Facility Agreement continues to be in full force and effect as of the date hereof;

(b) in the Amended Facility Agreement and this Amendment:

(i) a reference to “a Borrower” or “each Borrower” (wherever occurring) is a reference to Equinix Singapore, Equinix Japan, Equinix Australia, Equinix HK and an Additional Borrower each individually;

(ii) a reference to “Borrowers” (wherever occurring) is a reference collectively to Equinix Singapore, Equinix Japan, Equinix Australia, Equinix HK and all Additional Borrowers;

(iii) a reference to “either Borrower” (wherever occurring) is a reference to any of the Borrowers;

(iv) a reference to “a Lender” or “each Lender” (wherever occurring) is a reference to a Singapore Dollar Lender, a Yen Lender, an Australian Dollar Lender and a HK Dollar Lender each individually and a reference to “Lenders” (wherever occurring) is a reference collectively to the Singapore Dollar Lenders, the Yen Lenders, the Australian Dollar Lenders and the HK Dollar Lenders;

(v) a reference to “an Additional Borrower” (wherever occurring) is a reference to an Additional Borrower and Equinix HK each individually and a reference to “the Additional Borrowers” (wherever occurring) is a reference collectively to the Additional Borrowers and Equinix HK;

(vi) a reference to “an Additional Commitment” (wherever occurring) is a reference to an Additional Commitment and a HK Dollar Loan Commitment each individually and a reference to “the Additional Commitments” (wherever occurring) is a reference collectively to the Additional Commitments and the HK Dollar Loan Commitments; and

(vii) a reference to “an Additional Loan” (wherever occurring) is a reference to an Additional Loan and a HK Dollar Loan each individually and a reference to “the Additional Loans” (wherever occurring) is a reference collectively to the Additional Loans and the HK Dollar Loans;

(c) each of the following documents also constitutes a “Loan Document” (as such term is defined and used in the Amended Facility Agreement):

(i) this Amendment;

(ii) the amendments to the Guarantee, Assignment of Movables and Japan Share Pledge and Deeds of Confirmation in respect of the Singapore Share Charge and Debenture referred to in Section 5.01(a) (Amendments and Confirmation of Security Documents);

(iii) the HK Deed of Charge; and

(iv) the HK Share Charge.

ARTICLE VII

MISCELLANEOUS

SECTION 7.01 Notices. Notices shall be given under this Amendment in the manner set forth in Section 10.01 of the Facility Agreement. The address of Equinix HK and the HK Dollar Lender for the purposes of Section 10.01 of the Facility Agreement are as follows:

Equinix HK	Address: 9 Temasek Boulevard #17 02 Suntec Tower Two Singapore 038989

Attention:	General Counsel
Tel No.:	(65) 6622 0100
Fax:	(65) 6821 5001

with a copy to:

Equinix, Inc.

301 Velocity Way, 5th Floor

Foster City, California 94404

Attention: General Counsel

Fax: 1 (650) 513-7913

HK Dollar Lender

Address:	Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A. 10/F York House The Landmark 15 Queen’s Road Central, Central, Hong Kong

Attention:	Head of TMI
Tel No:	(852) 2103 2871
Fax:	(852) 2103 4425

SECTION 7.02 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

SECTION 7.03 Counterparts. This Amendment may be executed in counterparts (and by the different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

SECTION 7.04 Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

EQUINIX SINGAPORE PTE. LTD.

By:	/s/
Name:
Title:

EQUINIX JAPAN K.K.

By:	/s/
Name:
Title:

Executed in accordance with section 127 Of the Corporations Act 2001 by

EQUINIX AUSTRALIA PTY. LIMITED

By:	/s/
Name:
Title:

By:	/s/
Name:
Title:

EQUINIX HONG KONG LIMITED

By:	/s/
Name:
Title:

ABN AMRO BANK N.V., as Facility Agent

By:	/s/
Name:
Title:

By:	/s/
Name:
Title:

ABN AMRO BANK N.V., as Arranger

By:	/s/
Name:
Title:

By:	/s/
Name:
Title:

ABN AMRO BANK N.V., as Collateral Agent

By:	/s/
Name:
Title:

By:	/s/
Name:
Title:

ABN AMRO BANK N.V., TOKYO BRANCH, as a Lender

By:	/s/
Name:
Title:

By:	/s/
Name:
Title:

ABN AMRO BANK N.V., SINGAPORE BRANCH, as a Lender

By:	/s/
Name:
Title:

By:	/s/
Name:
Title:

ABN AMRO AUSTRALIA PTY LIMITED, as a Lender

By:	/s/
Name:
Title:

By:	/s/
Name:
Title:

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., HONG KONG BRANCH, as a Lender

By:	/s/
Name:
Title:

By:	/s/
Name:
Title:

Execution Version

AMENDMENT NO. 2 TO GUARANTEE

This AMENDMENT NO. 2 TO GUARANTEE (this “Amendment”) dated as of June 6, 2008, is among:

(1)	EQUINIX, INC., a Delaware corporation (the “Guarantor”);

(2)	ABN AMRO BANK N.V., as facility agent (in such capacity, the “Facility Agent”); and

(3)	ABN AMRO BANK N.V., as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined in the Facility Agreement (as defined below)).

RECITALS:

(A)	Pursuant to a Facility Agreement dated as of August 31, 2007 (the “Facility Agreement”) (as amended by an Amendment and Accession Agreement dated as of January 31, 2008 (the “First Amendment and Accession Agreement”)) among Equinix Singapore Pte. Ltd. (“Equinix Singapore”), Equinix Japan K.K. (“Equinix Japan”), Equinix Australia Pty. Limited (“Equinix Australia”), the financial institutions referred thereto as Lenders (the “Lenders”), the Facility Agent, ABN AMRO Bank N.V. as arranger and the Collateral Agent, the Lenders extended credit to Equinix Singapore, Equinix Japan and Equinix Australia to fund the construction of their respective Internet Data Centers (as defined in the Facility Agreement).

(B)	Pursuant to a Guarantee dated as of August 31, 2007 (the “Guarantee” ) (as amended by an Amendment No. 1 To Guarantee dated as of January 31, 2008 (the “Amendment No. 1 To Guarantee”) executed and delivered by the Guarantor to the Facility Agent and the Collateral Agent on behalf of the Secured Parties (as defined in the Facility Agreement), the Guarantor (among other things) unconditionally guaranteed the due and punctual payment and performance of the Secured Obligations (as defined in the Facility Agreement).

(C)	Equinix Hong Kong Limited (“Equinix HK”), an indirect, wholly-owned subsidiary of the Guarantor, desires to become an Additional Borrower under the Facility Agreement (as amended by the First Amendment and Accession Agreement) and has requested the Lenders to make Additional Loans to Equinix HK in an aggregate amount of up to the HK Dollar Equivalent (as defined in the Facility Agreement) of US$20,000,000 to fund the construction of its Internet Data Center and Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., Hong Kong Branch (the “HK Dollar Lender”) is willing to become a Lender under the Facility Agreement and is willing to extend credit to Equinix HK under the terms of the Facility Agreement.

(D)	In order to accomplish the foregoing, Equinix Singapore, Equinix Japan, Equinix Australia, Equinix HK, the Lenders, the Facility Agent, the Arranger and the Collateral Agent have entered into a Second Amendment and Accession Agreement dated as of June 6, 2008 (the “Second Amendment and Accession Agreement”).

(E)	As a condition to the HK Dollar Lender extending such credit, the Guarantor is required to unconditionally guarantee the due punctual payment and performance of the obligations of Equinix HK under the Facility Agreement.

(F)	The parties hereto have agreed to amend the Guarantee (as amended by the Amendment No. 1 To Guarantee, the “Amended Guarantee”) in the manner set out herein with effect from and on the date hereof.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS AND INTERPRETATION

SECTION 1.01. Unless expressly defined in this Amendment, or the context otherwise requires, terms defined in the Amended Guarantee or the Facility Agreement shall have the same meanings in this Amendment.

SECTION 1.02. The principles of construction and rules of interpretation set forth in Section 1.02 of the Facility Agreement shall apply to this Amendment. Without prejudice to any rule of construction in the Facility Agreement, unless the context otherwise expressly requires, the term “Facility Agreement” means the Facility Agreement as amended by the First Amendment and Accession Agreement and the Second Amendment and Accession Agreement.

SECTION 1.03. In the interpretation of the Amended Guarantee and this Amendment, unless the context clearly indicates otherwise or unless otherwise provided herein:

(a) a reference to “a Borrower” or “each Borrower” (wherever occurring) is a reference to Equinix Singapore, Equinix Japan, Equinix Australia, Equinix HK and an Additional Borrower each individually; a reference to “Borrowers” (wherever occurring) is a reference collectively to Equinix Singapore, Equinix Japan, Equinix Australia, Equinix HK and all Additional Borrowers; and a reference to “either Borrower” (wherever occurring) is a reference to any of the Borrowers; and

(b) a reference to “a Lender” or “each Lender” (wherever occurring) is a reference to a Singapore Dollar Lender, a Yen Lender, an Australian Dollar Lender and a HK Dollar Lender each individually and a reference to “Lenders” (wherever occurring) is a reference collectively to the Singapore Dollar Lenders, the Yen Lenders, the Australian Dollar Lenders and the HK Dollar Lenders.

ARTICLE II

APPLICATION OF AMENDMENTS TO THE AMENDED GUARANTEE

SECTION 2.01. The Guarantor hereby confirms that the term “Secured Obligations” as used in the Amended Guarantee shall include the obligations of the HK Borrower under the Facility Agreement.

SECTION 2.02. The Guarantor hereby confirms that the Amended Guarantee continues to apply in all respects to the Facility Agreement (as amended by the First Amendment and Accession Agreement and the Second Amendment and Accession Agreement) as well as to each of the First Amendment and Accession Agreement and the Second Amendment and Accession Agreement itself.

ARTICLE III

AMENDMENTS TO THE AMENDED GUARANTEE

SECTION 3.01. Section 3.03(a) (Subordination) of the Amended Guarantee is amended by deleting the last sentence in its entirety and replacing it with the following:

“Notwithstanding the foregoing, pursuant to Section 6.08 of the Facility Agreement, so long as no Event of Default shall have occurred and be continuing, Guarantor may receive from Borrowers payments or repayments of principal and interest in relation to intercompany loans (i) made by Guarantor to Equinix Singapore or Equinix Japan for the purpose of bridging the funding of Capital Expenditures incurred by either such Borrower prior to August 31, 2007 in connection with the expansion of either such Borrower’s Internet Data Center, (ii) made by Guarantor to Equinix Australia for the purpose of bridging the funding of Capital Expenditures incurred by such Borrower prior to January 31, 2008 in connection with the expansion of such Borrower’s Internet Data Center and (iii) made by Guarantor to Equinix HK for the purpose of bridging the funding of Capital Expenditures incurred by such Borrower prior to June 6, 2008 in connection with the expansion of such Borrower’s Internet Data Center.”

SECTION 3.02. Section 3.03(b) (Subordination) of the Amended Guarantee is amended by deleting the last sentence in its entirety and replacing it with the following:

“Notwithstanding the foregoing, pursuant to Section 6.08 of the Facility Agreement, so long as no Event of Default shall have occurred and be continuing, Guarantor may receive from Borrowers payments or repayments of principal and interest in relation to intercompany loans (i) made by Guarantor to Equinix Singapore or Equinix Japan for the purpose of bridging the funding of Capital Expenditures incurred by either such Borrower prior to August 31, 2007 in connection with the expansion of either such Borrower’s Internet Data Center, (ii) made by Guarantor to Equinix Australia for the purpose of bridging the funding of Capital Expenditures incurred by such Borrower prior to January 31, 2008 in connection with the expansion of such Borrower’s Internet Data Center and (iii) made by Guarantor to Equinix HK for the purpose of bridging the funding of Capital Expenditures incurred by such Borrower prior to June 6, 2008 in connection with the expansion of such Borrower’s Internet Data Center.”

ARTICLE IV

WARRANTIES, REPRESENTATIONS,

COVENANTS AND AGREEMENTS

SECTION 4.01. The Guarantor confirms the representations, warranties and agreements set forth in Section 2.05 of the Amended Guarantee as if made on the date hereof.

ARTICLE V

INTEGRATION

SECTION 5.01. From and after the date hereof, this Amendment and the Amended Guarantee shall be read as a single integrated document with all references in the Amended Guarantee and the other Loan Documents to the “Guarantee” or references in the Amended Guarantee to “this Guarantee” being read and construed as if they were references to the Amended Guarantee, as amended by this Amendment.

SECTION 5.02. Each of the parties to the Amended Guarantee agrees and confirms that (i) except for the amendments set forth herein, the Amended Guarantee continues to be in full force and effect as of the date hereof; (ii) this Amendment constitutes a “Loan Document” (as such term is defined and used in the Facility Agreement) and (iii) this Amendment, insofar as it constitutes the written consent of the Guarantor to the extension of the Amended Guarantee, shall not in any way create or establish a course of conduct with respect to any other extensions, restatements, supplements, amendments or any release from any of the terms of the Amended Guarantee or any other Loan Document in the future.

ARTICLE VI

MISCELLANEOUS

SECTION 6.01. Notices shall be given under this Amendment in the manner set forth in Section 4.01 of the Amended Guarantee.

SECTION 6.02. Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting this Amendment.

SECTION 6.03. This Amendment may be executed in counterparts (and by the different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

SECTION 6.04. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Remainder of the page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

EQUINIX, INC., as Guarantor

By:	/s/
Name:
Title:

ABN AMRO BANK N.V., as Facility Agent

By:	/s/
Name:
Title:

By:	/s/
Name:
Title:

ABN AMRO BANK N.V., as Collateral Agent

By:	/s/
Name:
Title:

By:	/s/
Name:
Title: